                                                       CASH FLOWS   PAGE 1 OF  2

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: JAN 1, 2004 THROUGH JAN 31, 2004
ACCRUAL PERIOD: JAN 15, 2004 THROUGH FEB 16, 2004
DISTRIBUTION DATE: FEBRUARY 17, 2004


                                                            TRUST                      SERIES           SERIES             DCMOT
                                                            TOTALS                     1999-2           2001-A            2002-A
                                                      -------------------     ------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           44,902,656.44 *         3,827,169.91      6,378,616.51     12,617,043.65
Principal Collections from Seller                                   0.00 *                 0.00              0.00              0.00
Investment Income on Accounts                                  16,426.25               4,893.79          7,946.83          1,303.87
Balances in Principal Funding Accounts                              0.00                   0.00              0.00              0.00
Balances in Reserve Fund Accounts                           5,600,000.00           2,100,000.00      3,500,000.00              0.00
Balances in Excess Funding Accounts                                 0.00                   0.00              0.00              0.00
Balance in Yield Supplement Accounts                        6,400,000.00           2,400,000.00      4,000,000.00              0.00
Other Adjustments                                                   0.00                   0.00              0.00              0.00
                                                      -------------------     ------------------------------------------------------
                   TOTAL AVAILABLE                         56,919,082.69           8,332,063.69     13,886,563.34     12,618,347.51
                                                      ===================     ======================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders     7,492,750.01             676,500.00      1,067,916.67      2,126,666.67
Principal Due to Note/Certificateholders                            0.00                   0.00              0.00              0.00
Principal to Funding Account                                        0.00                   0.00              0.00              0.00
Move Funds to the Reserve Fund Accounts                     5,600,000.00           2,100,000.00      3,500,000.00              0.00
Move Funds to the Excess Funding Accounts                           0.00                   0.00              0.00              0.00
Move Funds to the Yield Supplement Accounts                 6,400,000.00           2,400,000.00      4,000,000.00              0.00
Yield Supplement  & Reserve Account to Seller                       0.00 *                 0.00              0.00              0.00
Service Fees to Seller                                      6,369,963.37 *           500,000.00        833,333.33      1,831,501.83
Defaulted Amounts to Seller                                    32,952.63 *             2,784.73          4,641.22          9,282.43
Excess Collections to Seller                               31,023,416.68 *         2,652,778.96      4,480,672.12      8,650,896.58
Excess Funding Account Balance to Seller                            0.00 *                 0.00              0.00              0.00
                                                      -------------------     ------------------------------------------------------
                 TOTAL DISBURSEMENTS                       56,919,082.69           8,332,063.69     13,886,563.34     12,618,347.51
                                                      ===================     ======================================================
                        Proof                                       0.00                   0.00              0.00              0.00
                                                      ===================     ======================================================





                                                          DCMOT            DCMOT             DCMOT
                                                          2002-B           2003-A           2004-A             OTHER
                                                      --------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                      6,308,521.82     9,462,782.73      6,308,521.82           0.00
Principal Collections from Seller                             0.00             0.00              0.00
Investment Income on Accounts                               651.93           977.90            651.93
Balances in Principal Funding Accounts                        0.00             0.00              0.00
Balances in Reserve Fund Accounts                             0.00             0.00              0.00
Balances in Excess Funding Accounts                           0.00             0.00              0.00
Balance in Yield Supplement Accounts                          0.00             0.00              0.00
Other Adjustments                                             0.00             0.00              0.00           0.00
                                                      --------------------------------------------------------------
                   TOTAL AVAILABLE                    6,309,173.76     9,463,760.63      6,309,173.76           0.00
                                                      ==============================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
   Note/Certificateholders                            1,040,416.67     1,581,250.00      1,000,000.00
Principal Due to Note/Certificateholders                      0.00             0.00              0.00
Principal to Funding Account                                  0.00             0.00              0.00
Move Funds to the Reserve Fund Accounts                       0.00             0.00              0.00
Move Funds to the Excess Funding Accounts                     0.00             0.00              0.00
Move Funds to the Yield Supplement Accounts                   0.00             0.00              0.00
Yield Supplement  & Reserve Account to Seller                 0.00             0.00              0.00
Service Fees to Seller                                  915,750.92     1,373,626.37        915,750.92
Defaulted Amounts to Seller                               4,641.22         6,961.82          4,641.22
Excess Collections to Seller                          4,348,364.96     6,501,922.44      4,388,781.63           0.00
Excess Funding Account Balance to Seller                      0.00             0.00              0.00
                                                      --------------------------------------------------------------
                 TOTAL DISBURSEMENTS                  6,309,173.76     9,463,760.63      6,309,173.76           0.00
                                                      ==============================================================
                        Proof                                 0.00             0.00              0.00           0.00
                                                      ==============================================================



                                                  TO: JOHN BOBKO/ROBERT GRUENFEL
---------------------------------------------------   THE BANK OF NEW YORK
 * Funds Transfer to/(from) Bank of New York :        (212) 815-4389/8325
                                     1,476,323.76
---------------------------------------------------

                                                       CASH FLOWS   PAGE 2 OF  2

 INSTRUCTIONS TO BANK OF NEW YORK

      1. Receive funds from:
                  Chrysler                                    $1,476,323.76
                  Investment Income                               16,426.25
                  Collection Account                           6,000,000.00 *
                  Reserve & Yield Accounts                             0.00
                  Balance in Excess Funding Account                    0.00
                                                              $7,492,750.01

      2. Distribute funds to:
                  Series Note/Certificate Holders             $7,492,750.01
                  Chrysler                                             0.00
                  Trust Deposit Accounts                               0.00
                                                              $7,492,750.01

      3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

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